UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2015

General Electric Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-06461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut		06851-1168
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 840-6300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 23, 2015, our parent, General Electric Company (GE), issued a press release setting forth GE's fourth-quarter 2014 earnings. Attached hereto as Exhibit 99 and hereby incorporated by reference is a schedule of selected financial information related to the results of operation for the three and twelve months ended December 31, 2014 and financial position at December 31, 2014 of General Electric Capital Corporation.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is being furnished as part of this report:
Exhibit Description
Exhibit 99 Selected financial information of General Electric Capital Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation
(Registrant)

Date: January 23, 2015	/s/ Walter Ielusic
Walter Ielusic
Senior Vice President and Controller